EXHIBIT 99.3

                                                               $472MM
                                                            (Approximate)
                                            MASTR Adjustable Rate Mortgages Trust 2003-5
                                                              (Issuer)
                                          Mortgage Asset Securitization Transactions, Inc.
                                                             (Depositor)
                                               UBS Warburg Real Estate Securities Inc.
                                                            (Transferor)
                                                  Wells Fargo Bank Minnesota, N.A.
                                                          (Master Servicer)
                                          Mortgage Pass-Through Certificates, Series 2003-5



                      Initial Certificate
      Class          Principal Balance or                                                Initial                  Expected Initial
      Offered           Notional Amount          Initial                               W.A. Months   W.A. Reset  Rating of Offered
   Certificates             (1)(2)          Pass-Through Rate      Principal Types      to Reset       Margin     Certificates(3)
   ------------      ---------------------  -----------------      ---------------     ----------    ----------   -----------------
Class 1-A-1            $   [55,000,000]       [4.8422] %(4)     Senior, Pass-Through         35          1.839%          AAA
Class 1-A-2            $   [34,000,000]       [4.6197] %(5)     Senior, Pass-Through         35          1.839%          AAA
Class 1-A-X            $         (6)          [0.2225] %(7)     Senior, Notional IO          35          1.839%          AAA
Class 2-A-1            $  [152,000,000]       [4.2400] %(8)     Senior, Pass-Through         59          1.931%          AAA
Class 2-A-X            $         (6)          [0.9608] %(9)     Senior, Notional IO          59          1.931%          AAA
Class 3-A-1            $   [26,000,000]      [4.8393] %(10)     Senior, Pass-Through         34          2.016%          AAA
Class 4-A-1            $   [39,000,000]      [4.6247] %(11)     Senior, Pass-Through         58          2.035%          AAA
Class 4-A-2            $   [48,000,000]      [4.2247] %(12)     Senior, Pass-Through         58          2.035%          AAA
Class 4-A-X            $        (6)          [0.8196] %(13)     Senior, Notional IO          58          2.035%
Class 5-A-1            $   [19,000,000]      [4.3385] %(14)     Senior, Pass-Through         82          2.251%
Class 6-A-1            $   [70,000,000]      [5.1671] %(15)     Senior, Pass-Through         59          1.859%
Class A-R              $       100           [4.8422] %(16)     Senior, Residual             NA           N/A            AAA
Class B-1              $   [13,400,000]      [5.0691] %(17)     Subordinate                  53          1.942%           AA
Class B-2              $    [5,400,000]      [5.0691] %(17)     Subordinate                  53          1.942%           A
Class B-3              $    [4,000,000]      [5.0691] %(17)     Subordinate                  53          1.942%          BBB

    Non-Offered
   Certificates
Class B-4              $   [2,100,000]       [5.0691] %(17)    Subordinate                  53          1.942            BB
Class B-5              $   [1,400,000]       [5.0691] %(17)    Subordinate                  53          1.942            B
Class B-6              $   [1,900,000]       [5.0691] %(17)    Subordinate                  53          1.942            NR


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------



(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 1-A-2 certificates for each distribution date through and including the distribution date in September 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.222531%. The pass-through rate for the Class 1-A-2 certificates for each distribution date following the distribution date in September 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.125%.

(6) The Class 1-A-X, 2-A-X and 4-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(7) The pass-through rate for the Class 1-A-X certificates for each distribution date through and including the distribution date in September 2006 will be a per annum rate equal to 0.222531%. The pass-through rate for the Class 1-A-X certificates for each distribution date following the distribution date in September 2006 will be a per annum rate equal to 0.125%.

(8) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.960815%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.181%.

 (9) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in September 2008 will be a per annum rate equal to 0.960815%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in September 2008 will be a per annum rate equal to 0.181%.

(10) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class 4-A-1 certificates for each distribution date through and including the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.598%. The pass-through rate for the Class 4-A-1 certificates for each distribution date following the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.285%.

(12) The pass-through rate for the Class 4-A-2 certificates for each distribution date through and including the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.998%. The pass-through rate for the Class 4-A-2 certificates for each distribution date following the distribution date in August 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus 0.285%.

(13) The pass-through rate for the Class 4-A-X certificates for each distribution date through and including the distribution date in August 2008 will be a per annum rate equal to the weighted average of 0.598% and 0.998%, weighted on the basis of the outstanding principal balances of Class 4-A-1 and Class 4-A-2 respectively. The pass-through rate for the Class 4-A-X certificates for each distribution date following the distribution date in August 2008 will be a per annum rate equal to 0.285%.

(14) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(15) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(16) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(17) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.

                                     Summary

Relevant Parties

    Issuer.....................   MASTR Adjustable Rate Mortgages Trust 2003-5.
                                  The trust will be established under a pooling and servicing agreement among Mortgage Asset
                                  Securitization Transactions, Inc., as
                                  depositor, and JPMorgan Chase Bank, as
                                  trustee.

    Depositor..................   Mortgage Asset Securitization Transactions,
                                  Inc., a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New
                                  York, New York 10019, telephone number (212)
                                  713-2000. See "The Depositor" in the
                                  prospectus.

    Master Servicer............   Wells Fargo Bank Minnesota, N.A., a national
                                  banking association. The master servicer's principal office is located at 9062 Old
                                  Annapolis Road, Columbia, Maryland 21045. See
                                  "The Master Servicer and the Servicers--The
                                  Master Servicer" in the prospectus supplement.

    Transferor.................   UBS Warburg Real Estate Securities Inc. The
                                  transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

    Trustee....................   JPMorgan Chase Bank, a New York banking
                                  corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York, New
                                  York 10004-2477. See "The Pooling and
                                  Servicing Agreement--The Trustee" in the prospectus supplement.

Relevant Dates

   Cut-Off Date................   October 1, 2003.

   Closing Date................   On or about October 30, 2003.

   Investor Settle Date........   On or about October 31, 2003.

   Distribution Date...........   The 25th day of each month or, if that day is
                                  not a business day, the next business day, beginning in November 2003.

   Servicer Remittance Date....   For each servicer the 18th day (or, in the
                                  case of Washington Mutual Mortgage Securities
                                  Corp., the 24th day) of each month (or, if that day is not a business day, for Washington
                                  Mutual Mortgage Securities Corp., the
                                  immediately preceding business day, or for any other servicer, the immediately following business day).

   Interest Accrual Period.....   For each class of certificates, the calendar
                                  month immediately prior to the month in which the relevant distribution date occurs.



Optional Termination...........   The master servicer may, at its option,
                                  repurchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement.............   Credit enhancements may reduce the harm caused
                                  to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                  Subordination. The group 1, group 2, group 3, group 4, group 5 and group 6 certificates will receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date..............   November 25, 2033

Collateral.....................   The Trust's main source of funds for making
                                  distributions on the certificates will be collections on six pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status.....................   Elections will be made to treat the assets of
                                  the trust as three separate real estate
                                  mortgage investment conduits or REMICs
                                  designated as the Upper-Tier REMIC, the
                                  Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-R certificates will be treated as the residual interests in each of the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC.

ERISA Considerations...........   If you are a fiduciary of any retirement plan
                                  or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

For purposes of preparing the tables below, the following assumptions have been made:

(1) No delinquencies or losses occur and all scheduled principal payments are timely received on the due date of each month commencing in November 2003;

(2) The scheduled payments have been calculated on the outstanding principal balance, prior to giving effect to prepayment, the mortgage interest rate, and the remaining amortization term to stated maturity;

(3)   The closing date for the offered certificates is October 31, 2003;

(4)   Each year will consist of twelve 30-day months;

(5) Cash distributions are received by the holder of the offered certificates on the 25th day of each month, commencing in November 2003;

(6) That (a) One-Year LIBOR remains constant at 1.3225%, (b) Six-Month LIBOR remains constant at 1.18% and (c) One-Year CMT remains constant at 1.24%.

                                                Class 2-A-1 Yield Sensitivity Tables*

                          15 CPR           20 CPR        25 CPR           30 CPR         40 CPR            50 CPR         60 CPR
                          ------           ------        ------           ------         ------            ------         ------
100-24                    3.927            3.881         3.828            3.768          3.623             3.427          3.168
100-25                    3.917            3.869         3.814            3.752          3.603             3.402          3.136
100-26                    3.906            3.857         3.801            3.737          3.584             3.377          3.103
100-27                    3.896            3.845         3.788            3.722          3.564             3.352          3.070
100-28                    3.886            3.834         3.775            3.707          3.545             3.327          3.037
100-29                    3.875            3.822         3.761            3.692          3.526             3.302          3.005
100-30                    3.865            3.810         3.748            3.677          3.506             3.277          2.972
100-31                    3.854            3.798         3.735            3.662          3.487             3.252          2.939
101-00                    3.844            3.787         3.721            3.647          3.468             3.226          2.907
101-01                    3.834            3.775         3.708            3.632          3.449             3.201          2.874
101-02                    3.823            3.763         3.695            3.617          3.429             3.176          2.842
101-03                    3.813            3.751         3.682            3.602          3.410             3.152          2.809
101-04                    3.803            3.740         3.668            3.587          3.391             3.127          2.777
101-05                    3.792            3.728         3.655            3.572          3.372             3.102          2.744
101-06                    3.782            3.716         3.642            3.557          3.352             3.077          2.712
101-07                    3.772            3.705         3.629            3.542          3.333             3.052          2.679
101-08                    3.761            3.693         3.615            3.527          3.314             3.027          2.647

Spread @ Center Price       136              149           164              174            185               183            167
         WAL               3.29             2.89          2.53             2.22           1.71              1.30           0.98
       Mod Durn            2.98             2.63          2.32             2.05           1.60              1.23           0.95
   Principal Window    Nov03 - Sep08   Nov03 - Sep08  Nov03 - Sep08   Nov03 - Sep08   Nov03 - Sep08    Nov03 - Feb08   Nov03 - Feb07

* Assumes the earlier of 5% clean-up call and the weighted average reset in month 59

                                                Class 4-A-2 Yield Sensitivity Tables*

                          15 CPR          20 CPR         25 CPR        30 CPR            40 CPR         50 CPR         60 CPR
                          ------          ------         ------        ------            ------         ------         ------
100-24                    3.905            3.859         3.806          3.746            3.602           3.409          3.151
100-25                    3.895            3.847         3.793          3.731            3.583           3.384          3.118
100-26                    3.884            3.835         3.779          3.716            3.563           3.359          3.086
100-27                    3.873            3.823         3.766          3.701            3.544           3.334          3.053
100-28                    3.863            3.811         3.752          3.685            3.524           3.309          3.020
100-29                    3.852            3.799         3.739          3.670            3.505           3.283          2.987
100-30                    3.842            3.787         3.726          3.655            3.485           3.258          2.954
100-31                    3.831            3.775         3.712          3.640            3.466           3.233          2.922
101-00                    3.821            3.764         3.699          3.625            3.447           3.208          2.889
101-01                    3.810            3.752         3.685          3.609            3.427           3.183          2.856
101-02                    3.800            3.740         3.672          3.594            3.408           3.158          2.824
101-03                    3.789            3.728         3.658          3.579            3.388           3.133          2.791
101-04                    3.779            3.716         3.645          3.564            3.369           3.108          2.759
101-05                    3.768            3.704         3.632          3.549            3.350           3.083          2.726
101-06                    3.758            3.692         3.618          3.534            3.330           3.058          2.693
101-07                    3.747            3.681         3.605          3.519            3.311           3.033          2.661
101-08                    3.737            3.669         3.591          3.503            3.292           3.008          2.628

Spread @ Center Price       136              150           163            174              184             181            165
         WAL               3.24             2.85          2.50           2.20             1.70            1.29           0.98
       Mod Durn            2.93             2.60          2.30           2.03             1.59            1.23           0.94
   Principal Window   Nov03 - Aug08     Nov03 - Aug08  Nov03 - Aug08   Nov03 - Aug08   Nov03 - Aug08   Nov03 - Feb08  Nov03 - Feb07

* Assumes the earlier of 5% clean-up call and the weighted average reset in month 58